UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2024

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Righ ts	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b). On May 28, 2024, American Airlines Group Inc. (the “Company”) announced that Vasu Raja, Chief Commercial Officer of the Company, will depart the Company in June 2024. Effective immediately, Stephen Johnson, Vice Chair and Chief Strategy Officer, will assume leadership of the commercial organization and help lead the search for a new Chief Commercial Officer.

ITEM 7.01	Regulation FD Disclosure.
On May 29, 2024, the Company is presenting information relating to its financial and operational
outlook at Bernstein’s 40
th
Annual Strategic Decisions Conference. As previously announced, this presentation will be webcast with the link available at the Company’s website at www.aa.com under “Investor Relations.”
Additionally, the Company is providing investors an update regarding its financial and operational guidance for the second quarter of 2024. The Company is lowering its guidance for adjusted operating margin
1
by 1 percentage point, to between approximately 8.5% to 10.5%. The Company now expects second-quarter adjusted earnings per diluted share
1
to be between approximately $1.00 and $1.15. Second-quarter TRASM
2
is now expected to be down approximately 5% to 6% versus the second quarter of 2023.
CASM-ex
3
in the second quarter is now expected to be approximately flat to up 1% year over year. Second-quarter average fuel price is now expected to be approximately $2.70 to $2.80 per gallon of jet fuel
4
(including taxes).

Estimated 2Q 2024
	Current Guidance	Previous Guidance
Adjusted operating margin 1	~ 8.5% to 10.5%	~ 9.5% to 11.5%
Adjusted nonoperating expense 1	No change	~ $350
Adjusted earnings per diluted share 1 ($/share)	~ $1.00 to $1.15	~ $1.15 to $1.45
Available seat miles (vs. 2Q 2023)	No change	~ +7% to +9%
TRASM 2 (vs. 2Q 2023)	~ -5% to -6%	~ -1% to -3%
CASM-ex 3 (vs. 2Q 2023)	Flat to +1%	~ +1% to +3%
Average fuel price 4 (incl. taxes) ($/gallon)	~ $2.70 to $2.80	~ $2.75 to $2.95

1
Adjusted operating margin, adjusted nonoperating expense, and adjusted earnings per diluted share excludes net special items and are non-GAAP
measures. Adjusted earnings per diluted share calculation assumes an interest expense addback for the 6.5% convertible notes of $11 million net of estimated profit sharing and tax effects, and a diluted share count of 722.5 million for 2Q 2024. Shares outstanding are based upon several estimates and assumptions, including average per share stock price and stock award activity. The number of shares in actual calculations of earnings per share will likely differ from those set forth above.

2	Total revenue per available seat mile.
3	CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure.
4	Based on the forward fuel curve as of May 22, 2024. Consumption of ~1.12 to 1.14 billion gallons assumed in 2Q 2024.
Certain components of the guidance provided exclude fuel and net special items. The updated guidance provided herein is presented to provide comparability with prior guidance. The Company is unable to fully reconcile such forward-looking guidance to the corresponding GAAP measure because the full nature and amount of net special items cannot be determined at this time.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Non-GAAP
Financial Information and Financial Guidance
The Company sometimes uses financial measures that are derived from the condensed consolidated financial statements or otherwise provided in the form of guidance but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period
comparisons. The Company believes these
non-GAAP
financial measures may also provide useful information to investors and others. These non-GAAP
measures may not be comparable to similarly titled
non-GAAP
measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period
financial performance. Additionally, net special items may vary from period-to-period
in nature and amount. These adjustments to exclude fuel and net special items allow management an additional tool to understand and analyze the Company’s non-fuel
costs and core operating performance.
Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2024 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES G ROUP I NC .

Date: May 28, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES , I NC .

Date: May 28, 2024	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer